2Q 24 Earnings Presentation July 31, 2024 Exhibit 99.2

Legal Disclosures This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent the Company’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning financial outlook or future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on such statements. Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: managing growth effectively, implementing Regional Management's growth strategy, and opening new branches as planned; Regional Management's convenience check strategy; Regional Management's policies and procedures for underwriting, processing, and servicing loans; Regional Management's ability to collect on its loan portfolio; Regional Management's insurance operations; exposure to credit risk and repayment risk, which risks may increase in light of adverse or recessionary economic conditions; the implementation of evolving underwriting models and processes, including as to the effectiveness of Regional Management’s custom scorecards; changes in the competitive environment in which Regional Management operates or a decrease in the demand for its products; the geographic concentration of Regional Management's loan portfolio; the failure of third-party service providers, including those providing information technology products; changes in economic conditions in the markets Regional Management serves, including levels of unemployment and bankruptcies; the ability to achieve successful acquisitions and strategic alliances; the ability to make technological improvements as quickly as competitors; security breaches, cyber-attacks, failures in information systems, or fraudulent activity; the ability to originate loans; reliance on information technology resources and providers, including the risk of prolonged system outages; changes in current revenue and expense trends, including trends affecting delinquencies and credit losses; any future public health crises, including the impact of such crisis on our operations and financial condition; changes in operating and administrative expenses; the departure, transition, or replacement of key personnel; the ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support Regional Management's operations and initiatives; changes in interest rates; existing sources of liquidity may become insufficient or access to these sources may become unexpectedly restricted; exposure to financial risk due to asset-backed securitization transactions; risks related to regulation and legal proceedings, including changes in laws or regulations or in the interpretation or enforcement of laws or regulations; changes in accounting standards, rules, and interpretations and the failure of related assumptions and estimates; the impact of changes in tax laws and guidance, including the timing and amount of revenues that may be recognized; risks related to the ownership of Regional Management's common stock, including volatility in the market price of shares of Regional Management's common stock; the timing and amount of future cash dividend payments; and anti-takeover provisions in Regional Management's charter documents and applicable state law. The foregoing factors and others are discussed in greater detail in the Company's filings with the SEC. The Company will not update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. This presentation also contains certain non-GAAP measures. Please refer to the Appendix accompanying this presentation for a reconciliation of non-GAAP measures to the most comparable GAAP measures. 2

2Q 24 Highlights 545,900 Customer Accounts Up 7.4% YoY $1.77 billion Net Finance Receivables Up 5.0% YoY $426 million Origination Volume Up 6.8% YoY 13.8% Operating Expense Ratio* Continued expense management 32.7% Total Revenue Yield* Up 80 basis points YoY 6.9% 30+ Delinquencies Down 20 basis points from 1Q 24 12.7% Net Credit Loss Rate* Down 40 basis points YoY 1.9% Return on Assets* Up 50 basis points YoY $0.86 Diluted Earnings Per Share Up from $0.63 per share in 2Q 23 4.2% Dividend Yield* 2Q 24 $0.30 dividend per share $564 million Unused Capacity Substantial bandwidth to fund growth 88% Fixed-Rate Debt $187 million securitization added in 2Q 24 3 *See appendix for glossary

2Q 24 Financial Highlights Net income of $8.4 million and diluted EPS of $0.86, up $0.23, or 36.5%, versus 2Q 23 Total revenue increased $9.5 million, or 7.1%, due to the impact of pricing changes flowing into the portfolio, growth in our higher-rate small loan business, and an increase in ANR* of 4.5% Provision for credit losses increased by $1.3 million, or 2.4% 2Q 24 net credit losses increased $0.6 million from higher ANR Lower provision release of $0.7 million year-over-year 2Q 24 operating expense ratio increased 20 basis points The prior-year ratio included insurance settlement proceeds of $1.0 million, which decreased the ratio by 20 basis points Revenue growth outpaced G&A expense growth by 2.9x compared to the prior-year period Interest expense increased $1.6 million due to higher interest rates and ANR growth of $74.6 million 4 *See appendix for glossary

Record direct mail originations for a second quarter of $104.7 million, up from $97.4 million in 2Q 23 Originations were concentrated on programs to present and former borrowers, who perform better than new borrowers 2Q 24 digital, direct mail, and branch originations were up year-over-year by 16.7%, 7.4%, and 4.9%, respectively Originations Trend Quarterly Origination Trend ($ in millions) 5

Controlled Portfolio Growth and Solid Small Loan Growth Generated sequential portfolio growth of $29 million, or 1.7%, in 2Q 24 Achieved year-over-year portfolio growth of $85 million, or 5.0%, in 2Q 24, down from 10.7% in 2Q 23 due to credit tightening for disciplined growth Produced solid year-over-year small loan portfolio growth of $61 million, or 13.7%, in 2Q 24 As of June 30, 2024, 83% of our portfolio carried an APR at or below 36%, down from 86% as of the prior-year period due to product mix shift to higher-rate small loan business ENR* at or below 36% APR and Product Mix 6 *See appendix for glossary

Revenue grew 7.1% year-over-year to $143.0 million in 2Q 24 Year-over-year ANR growth of 4.5%, down from 13.8% year-over-year growth in 2Q 23 due to credit tightening for disciplined growth Interest and fee yield increased 110 basis points year-over-year due to the impact of pricing changes flowing into the portfolio, growth in our higher-rate small loan business, and improved credit performance; total revenue yield increased by 80 basis points year-over-year due to lower insurance revenue from portfolio mix shift Total Revenue ($ in millions) 7 Revenue Up 7.1% on Controlled Receivable Growth Average Net Finance Receivables ($ in millions) Total Revenue and Interest & Fee Yields *See appendix for glossary

Recent Credit Trends – Starting to See Improvement in 2Q 24 2Q 24 delinquency of 6.9% improved 20 basis points sequentially 2Q 24 30+ delinquency is inclusive of a 10 basis point impact from growing higher-rate small loan business since 2Q 23 30+ days past due of $122.7 million compares favorably to loan loss reserves of $185.4 million as of 2Q 24 2Q 24 net credit loss rate of 12.7%, down 40 basis points from 2Q 23, inclusive of a 20 basis point impact from higher-rate small loan business 30+ & 90+ Delinquency Rates ($ in millions) Net Credit Loss Rates 8

Front Book 83% of Total Portfolio Total delinquency over 30 days is 6.9% Total portfolio loan loss reserve rate is 10.5% *See appendix for glossary 9 Reserved at 13.7% Reserved at 10.0% 30+ DQ at 6.4% 30+ DQ at 9.8% Higher-credit-quality ENR from the front book is performing as expected and becoming a larger portion of the portfolio Front book is 83% of the total portfolio, an increase from 78% as of March 31, 2024 Front book is 77% of the 30+ delinquent loan receivables Front and back book delinquencies are 6.4% and 9.8%, respectively; front book continues to mature Loans from our back book represent 20% of 30+ delinquent loan receivables as of June 30, 2024, and are expected to represent only 8% to 10% of the total portfolio by the end of 2024 Front and back book loan loss reserves are 80% and 18% of total loan loss reserves, respectively Front and back book loan loss reserve rates* are 10.0% and 13.7%, respectively $1,774 $123 (1) $185 (2) Reserved at 7.2% 30+ DQ at 8.4%

Reserved For Stressed Credit Losses In 2Q 24, we decreased our loan loss reserves by $1.7 million primarily due to changes in estimated future macroeconomic impacts on credit losses, partially offset by portfolio growth during the quarter Changes in our product mix may impact our loan loss reserve rate 10 Loan Loss Reserves ($ in millions)

Continued Focus on Operating Leverage & Expense Control 2Q 24 operating expense ratio increased 20 basis points from the prior-year period 2Q 23 included insurance settlement proceeds of $1.0 million, which decreased the ratio 20 basis points 2Q 24 year-over-year total revenue growth outpaced G&A expense growth by 2.9x Operating Expense ($ in millions) 11 Operating Expense Ratio ($ in millions)

12 2Q 24 cost of funds* increased 20 basis points year-over-year on higher interest rates and portfolio growth Interest Expense ($ in millions) Cost of Funds – Flat for 4 Quarters Due to Proactive Interest Rate Management *See appendix for glossary

As of June 30, 2024, total unused capacity was $564 million (subject to borrowing base)  Available liquidity of $149 million as of June 30, 2024 Fixed-rate debt represented 88% of total debt as of June 30, 2024, and had a weighted-average revolving duration of 1.2 years Strong Funding Profile Unused Capacity ($ in millions) Fixed vs. Variable Debt Funded Debt Ratios 13 (1) This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. *See appendix for glossary

2Q 24 Results and Outlooks 14 Prior to discrete items, such as any tax impacts of equity compensation Key Metrics 2Q 24 Results 3Q 24 Outlook FY 24 Outlook ENR Growth $29.5 million ~$48.0 million ~6.0% ANR Growth/(Liquidation) $(10.0) million ~$43.0 million ~4.0 - 4.5% Total Revenue Yield 10 basis points sequential decrease ~40 basis points sequential increase ~60 - 70 basis points year-over-year increase Net Credit Losses/ Net Credit Loss Rate $55.5 million ~$47.5 million ~11.1 - 11.2% Reserves as % of ENR 10.5% ~10.4 - 10.5% ~10.2 - 10.3% G&A Expense $60.1 million ~$64.5 million ~$250.0 million Interest Expense/ Cost of Funds $17.9 million ~$19.8 million ~4.3% Effective Tax Rate 24.7% ~24.5%(1) ~24.0 - 25.0%(1) Full Year Net Income $41.0 - $44.0 million

Appendix 15

Higher ENR Per Branch is Driving Efficiency 16 Branch consolidations and our new-state, lighter-footprint strategy with larger branches are driving higher ENR per branch Same store* year-over-year growth rate of 4.5% in 2Q 24 vs. 7.2% in the prior-year period Less than one year branch cohort consists of two branches that opened in 2Q 24, compared to 18 branches as of 2Q 23 *See glossary

Digital volume represented 30.5% of our total new borrower volume in 2Q 24 Large loans represented 72.0% of new borrower digitally sourced loans booked in 2Q 24 Digitally Sourced Origination Volume ($ in millions) Digitally Sourced Originations 17

Significant Capacity to Absorb Losses 18 *See glossary

Diversified Liquidity Profile Long history of liquidity support from a strong group of banking partners Diversified funding platform with a senior revolving facility, warehouse facilities, and securitizations 19

Consolidated Income Statements 20

Consolidated Balance Sheets 21

Non-GAAP Financial Measures In addition to financial measures presented in accordance with generally accepted accounting principles (“GAAP”), this presentation contains certain non-GAAP financial measures. The Company’s management utilizes non-GAAP measures as additional metrics to aid in, and enhance, its understanding of the Company’s financial results. The Company believes that these non-GAAP measures provide useful information by excluding certain material items that may not be indicative of our operating results. As a result, the Company believes that the non-GAAP measures that it has presented will aid in the evaluation of the operating performance of the business. Pre-tax pre-provision income and absorption capacity including pre-tax pre-provision income are non-GAAP measures that adjust GAAP measures to exclude income taxes and provision for credit losses. Management uses these absorption measures to evaluate and manage the Company’s position to absorb losses. The Company also believes that these absorption measures provide useful information to users of the Company’s financial statements in the evaluation of its capacity to absorb losses. Furthermore, tangible equity and the funded debt-to-tangible equity ratio are non-GAAP measures that adjust GAAP measures to exclude intangible assets. Management uses these equity measures to evaluate and manage the company’s capital and leverage position. The Company also believes that these equity measures are commonly used in the financial services industry and provide useful information to users of the Company’s financial statements in the evaluation of its capital and leverage position.  As a result, the Company also believes that these adjusted measures will aid users of its financial statements in the evaluation of its operating performance. This non-GAAP financial information should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. In addition, the Company’s non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies. The following tables provide reconciliations of GAAP measures to non-GAAP measures. 22

Non-GAAP Financial Measures (Cont’d) 23

Non-GAAP Financial Measures (Cont’d) 24

Glossary 25 ANR – average net finance receivables Back book – loans originated from 4Q 21 to 3Q 22 and all delinquent renewals associated with loans originated prior to 4Q 22 Cost of funds – annualized interest expense as a percentage of average net finance receivables DQ % – delinquent loans outstanding as a percentage of ending net finance receivables Dividend yield – annualized dividends per share divided by the closing share price as of the last day of the quarter ENR – ending net finance receivables Front book – loans originated during or after 4Q 22 excluding delinquent renewals associated with loans originated prior to 4Q 22 Funded debt ratio – total debt divided by total assets Interest and fee yield – annualized interest and fee income as a percentage of average net finance receivables Loan loss reserve rate – loan loss reserves as a percentage of ending net finance receivables MTM – mark-to-market value increase/decrease on interest rate caps Net credit loss rate – annualized net credit losses as a percentage of average net finance receivables Operating expense ratio – annualized general and administrative expenses as a percentage of average net finance receivables Other book – loans originated prior to 4Q 21 PTPP – pre-tax pre-provision income (non-GAAP) is defined as net income, plus income taxes and provision for credit losses ROA – return on assets is annualized net income as a percentage of average total assets ROE – return on equity is annualized net income as a percentage of average stockholders’ equity Same store – comparison of branches with a comparable branch base; the comparable branch base includes those branches open for at least one year Total revenue yield – annualized total revenue as a percentage of average net finance receivables TTM – trailing twelve months WAC – weighted-average coupon